Exhibit 99.2

     Frontier (FYBR)Investor Presentation  April 30, 2021

 Safe Harbor statement  This presentation contains "forward-looking statements," related to future events. Forward-looking statements address Frontier’s expected future business, financial performance, and financial condition, and contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "may," "will," "would," or "target." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include, but are not limited to: our ability to realize the anticipated benefits of the financial restructuring of our existing debt, existing equity interests and certain other obligations pursuant to the Fifth Amended Joint Plan of Reorganization of Frontier Communications Corporation and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code; our ability to comply with the restrictions imposed by covenants in our financing; declines in revenue from our voice services, switched and nonswitched access and video and data services that we cannot stabilize or offset with increases in revenue from other products and services; our ability to successfully implement strategic initiatives, including opportunities to enhance revenue and realize productivity improvements; our ability to effectively manage our operations, operating expenses, capital expenditures, debt service requirement and cash paid for income taxes and liquidity; competition from cable, wireless and wireline carriers, satellite, and over the top companies, and the risk that we will not respond on a timely or profitable basis; our ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on our capital expenditures, products and service offerings; risks related to disruption in our networks, infrastructure and information technology that result in customer loss and/or incurrence of additional expenses; the impact of potential information technology or data security breaches or other cyber-attacks or other disruptions; our ability to retain or attract new customers and to maintain relationships with customers, employees or suppliers; our ability to secure, continue to use or renew intellectual property and other licenses used in our business; changes to our board of directors and management team upon emergence from bankruptcy or in anticipation of emergence, and our ability to hire or retain key personnel; our ability to dispose of certain assets or asset groups on terms that are attractive to us, or at all; the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors and our ability to obtain future subsidies, including participation in the proposed RDOF program; our ability to meet our CAF II obligations and the risk of penalties or obligations to return certain CAF II funds; our ability to defend against litigation and potentially unfavorable results from current pending and future litigation; our ability to comply with applicable federal and state consumer protection requirements; the effects of state regulatory requirements that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; the effects of governmental legislation and regulation on our business, including costs, disruptions, possible limitations on operating flexibility and changes to the competitive landscape resulting from such legislation or regulation; the impact of regulatory, investigative and legal proceedings and legal compliance risks; government infrastructure projects (such as highway construction) that impact our capital expenditures; continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; our ability to effectively manage service quality in the states in which we operate and meet mandated service quality metrics; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments, including the risk that such changes may benefit our competitors more than us, as well as potential future decreases in the value of our deferred tax assets; the effects of changes in accounting policies or practices, including potential future impairment charges with respect to our intangible assets or additional losses on assets held for sale; the effects of increased medical expenses and pension and postemployment expenses; our ability to successfully renegotiate union contracts; changes in pension plan assumptions, interest rates, discount rates, regulatory rules and/or the value of our pension plan assets, which could require us to make increased contributions to the pension plan in 2020 and beyond; adverse changes in economic, political and market conditions in the areas that we serve, the U.S. and globally, including but not limited to, changes resulting from epidemics, pandemics and outbreaks of contagious diseases, including the COVID-19 pandemic, or other adverse public health developments; potential adverse impacts of the COVID-19 pandemic on our business and operations, including potential disruptions to the work of our employees arising from health and safety measures such as social distancing and working remotely, our ability to effectively manage increased demand on our network, our ability to maintain relationships with our current or prospective customers and vendors as well as their abilities to perform under current or proposed arrangements with us, and stress on our supply chain; the trading price and volatility of our common stock; and the risks and other factors contained in Frontier’s filings with the U.S. Securities and Exchange Commission, including our most recent report on Form 10-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Frontier has no obligation to update or revise these forward-looking statements and does not undertake to do so.Non-GAAP Financial MeasuresCertain financial measures included herein, including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Operating Expenses and Operating Free Cash Flow, are not made in accordance with U.S. GAAP, and use of such terms varies from others in the same industry. Non-GAAP financial measures should not be considered as alternatives to net income (loss), net income margin or any other performance measures derived in accordance with U.S. GAAP as measures of operating performance or cash flows as measures of liquidity. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with U.S. GAAP. Projected GAAP financial measures and reconciliations of projected non-GAAP financial measures are not provided herein because such GAAP financial measures are not available on a forward-looking basis and such reconciliations could not be derived without unreasonable effort.This presentation uses the term “Implied Enterprise Value”, “Implied EV” and other similar terms, which is calculated using a trend line implied by our peers and certain assumed levels of broadband penetration. This term does not necessarily represent our actual enterprise value. Note Regarding Classifications of ResultsUnless otherwise indicated, the information presented herein, including operational, non-GAAP measures, and commentary pertain to the Remaining Properties only. “Remaining Properties,” as defined in Frontier’s 10-K for the year ended December 31, 2020, comprises the 25 states Frontier currently operates in and excludes Washington, Oregon, Idaho, and Montana due to the divestiture of operations and assets in these states effective May 1, 2020. “Consolidated” refers to the entire business, which may include financial data from Washington, Oregon, Idaho, and Montana for the periods through May 1, 2020. References to “Northwest Ops” refer to the metrics of the four Northwest states.  Forward looking language

Today's presenters…



John Stratton

Executive Chairman of the Board



Nick Jeffery

Chief Executive Officer



Sheldon Bruha

Chief Financial Officer

© Frontier Communications.

3

     The path forward  John StrattonExecutive Chairman of the Board

           5    Today we emerge from our financial restructuring  Restructuring process begins    Closed sale of Northwest Operations for net cash proceeds of $1.1B  Filed Chapter 11  Refinanced $5B of debt  Emerge from Chapter 11 NASDAQ listing, trading under FYBR expected to begin on May 4    July  April  May  2019  2020  2021  Oct - Nov  April              Received final regulatory approvals  Today

We have a strong foundation in place for the next stage

Frontier COMMUNICATIONS



Enhanced Talent

- New Board of Directors
- New CEO
- Certain key senior leadership positions



Fiber-based Strategy

- Data-first focus
- Building initial 3.4 million new fiber passings
- Integrated network, purpose built to serve:
  - Residential
  - Business (SMB & Enterprise)
  - Wholesale


Frontier
COMMUNICATIONS
Frontier
COMMUNICATIONS

Improving Operations

- Simplifying product offering
- Streamlining processes
- System improvements
- Digital tools for servicing accounts



Strong Financial Condition

- Low leverage
- Strong cash from operations
- Significant liquidity

© Frontier Communications.

6

Opportunity has attracted new leadership talent



Nick Jeffery
Chief Executive Officer

- Former CEO of Vodafone UK
- Led turnaround of Vodafone's home market
- Returned company to revenue and double-digit EBITDA growth
- Grew market share and beat all competition for seven straight quarters
- Highest ever customer Net Promoter Score and employee engagement scores
- Led digital and brand transformation
- 30 years of telecom leadership experience



Veronica Bloodworth
Chief Network Officer

- 23 years of leadership experience at AT&T, most recently as SVP of Construction and Engineering
- Extensive experience with the planning, design, construction and capital maintenance of a nationwide wireline network
- Oversaw the deployment of fiber to over 14 million customers
- Created a single fiber plan across the consumer, mobility and business segments

© Frontier Communications.

7

Our new board brings extensive experience across key disciplines

- Technology
- Finance
- Operations
- Legal & Regulatory
- Telcom Industry
- Talent
- Marketing & Sales



John Stratton, Chairman

Former EVP, President of Verizon Global Operations



Kevin Beebe

Co-Founder Astra Capital Management

Former Group President of Operations of ALLTEL Corp.



Lisa Chang

Chief People Officer Coca-Cola Company



Pamela Coe

Former Deputy General Counsel and Corporate Secretary of Liberty Media Corporation



Nick Jeffery, CEO

Former CEO of Vodafone UK



Stephen Pusey

Former Global Chief Technology Officer of Vodafone Group PLC



Maryann Turcke

Former Chief Operating Officer of National Football League



Pratabkumar "Prat" Vemana

Chief Digital Officer Kaiser Foundation Health Plans and Hospitals (Kaiser Permanente)

© Frontier Communications.

8

     Frontier is positioned to become the largest pure play fiber provider in the US  Existing Fiber Infrastructure Asset  Fiber Expansion Opportunity  The Expansion Fiber Network  The Base Fiber Network  3.0 million consumer passings3.2 million total passings1  Brownfield opportunity to expand fiber0.2 million total passings1 built to date  Total passings includes both consumer and commercial locations

The current network as of 1Q 2021


Total Network Passings[1]
11.8M
Base
Expansion
3.4M
0.2M
3.2M
Copper
Fiber

The Base Fiber Network
- 3.2M passings, defined as locations built prior to 2020
- 97% GPON enabled (symmetrical gigabit capable)

The Expansion Fiber Network
- 0.2M passings as of 1Q 2021, defined as locations built in 2020 and after
- Target ~600k cumulative locations built by year end 2021

1. Total passings includes both consumer and commercial locations, excludes copper voice-only locations

© Frontier Communications.

10

 2020 Revenue and Adjusted EBITDA  Preliminary, granular cost allocation work in progress  Note: Both Revenue and Adjusted EBITDA are for the Remaining Properties, excluding the Northwest OperationsAdjusted EBITDA is a non-GAAP Financial measure. See Appendix for a reconciliation to the closest GAAP measure  1

 The Base Fiber Network today, before expansion  Key Value Levers: Penetration GainsARPU AccretionCost Efficiency  ~50%Penetrationtarget      Note: Passings and customers include both consumer and commercial locations

 The Base Fiber Network: valuation  Fiber  Copper  EV per Passing  % Penetration  41.5% Penetration Today: $11B implied EV  Note: : Metrics calculated using publicly available data for Altice USA, Cable One, Charter, Cincinnati Bell Fioptics, Comcast (excluding NBCUniversal and Sky), Consolidated, Otelco, and WOW. Passings and penetration data as of Q4 2020. Enterprise value data as of Mar-2021. Frontier Fiber at 41.5% broadband penetration implies ~$3,500 EV per passing. Frontier Copper at 12.5% broadband penetration implies ~$300 EV per passing.

Valuation framework: current and future potential

Frontier COMMUNICATIONS

Base Fiber Network
41.5% penetration
3.2M passings at $3,500 EV per

$11B EV implied

+

Expansion Fiber Network
0.2M passings built through 1Q21
Initial Expansion target: 3.4M passings

TBD

+

Copper Network
12.5% penetration
11.8M passings at $300 EV per

$4B EV implied

=

$15B
Current EV, implied

Penetration
50% target

$14B EV implied

ARPU Gains
Cost Efficiency

+

Full size and scope of the expansion opportunity is currently under review

Expansion
Convert Copper to Fiber

=

Future EV Potential

© Frontier Communications.
14

The **Expansion Fiber Network**: converting copper to fiber at attractive IRRs

Frontier COMMUNICATIONS



Total Passings, M
Copper
Fiber
Evaluating Opportunity
14-20% Program IRR
0.2M copper locations already converted to fiber through 1Q21
12.0
Already Being Built
0.2M completed through 1Q21
24-30% Program IRR
6.7
(6.1 consumer)
13.3
(12.1 consumer)
3.4
(3.0 consumer)
3.2
(3.0 consumer)
Base, 1/1/2020
Initial Expansion
Incremental Expansion
Total Fiber Opportunity

Note: Passing are for broadband capable consumer and commercial locations, excluding copper voice only passings. IRRs are calculated based on a 10 year projection of operating cash flow (Adj. EBITDA – Capex) including a terminal value in the 11th year, assuming average terminal penetration of ~40%. IRR includes the negative cash flow impact from cannibalizing copper as it is converted into fiber.

© Frontier Communications.

15

 Strategic review underway   New management team and Board reviewing strategic options for speed and scope of Expansion Network build Enhanced investor reporting package (guidance parameters, key performance indicators) under development Fresh Start Accounting and granular ‘activity-based’ cost allocation ongoing      Early August 2021Second Quarter Results Release & CallLater in AugustInvestor Day  Upcoming events

     Current state and opportunities ahead  Nick JefferyChief Executive Officer

Frontier at a glance

Frontier COMMUNICATIONS

Key operations and financial metrics

$6.9B
LTM Revenue as of Q1 '21

$2.8B
LTM Adj. EBITDA as of Q1 '21

40%
Q1 '21 Adj. EBITDA Margin

~180k
Fiber route miles

400k
Businesses within 250 feet of Frontier fiber

22k
Towers within 1 mile of Frontier fiber


Frontier footprint

Note: All metrics shown are adjusted for the sale of Northwest Operations. Adjusted EBITDA and Adjusted EBITDA margins are non-GAAP measures. See Appendix slides for reconciliations to the closest GAAP measure.

© Frontier Communications.

18

   Insatiable growth in demand for data  + Demand for over-the-top video  + Next-generation uses and applications  Proliferation of connected devices   = Explosive growth in data consumptionEstimated US Internet Protocol Traffic in Petabytes / month  Source: 2019 Cisco Annual Internet Report, Deloitte, Kagan, Nielsen, US Telecom, Mordor Intelligence

 Fiber is the best product to meet this demand  Symmetrical download/upload speed, faster than cable and other emerging wireless technologies.  50 year replacement timeline.  Faster download speed  Faster upload speed  Lower latency levels  34%    17.6x    42%    Clear path to 10 Gig service, at lower capital intensity.                                                                                                                                                    10 Gig        Source: FCC  Fiber is superior to cable today  Fiber will maintain superiority in the future

 Fiber to the home expected to be the most important digital infrastructure for US over next decade  US fiber broadband market is primed for strong growth  US opportunity larger than even most attractive international opportunities  Source: Cartesian, FTTH Council, Euromonitor, Omdia

   The market recognizes the opportunity and fiber overbuilder valuations reflect it    Transaction EBITDA multiples~20x  Announcement Date  Acquirer / Investor  Target  Apr-2021      Oct-2020      Sep-2020      Jun-2020      Sep-2019      Jun-2019      Source: Company announcements, analyst reports

Frontier is already a fiber company with a highly attractive competitive landscape

Frontier COMMUNICATIONS



Copper
11.8M
78%
1.5M
52%
$774M
46%
Fiber
Base+ Expansion
3.4M
22%
1.4M
48%
$906M
54%
Broadband Passings
Broadband Customers
Broadband Revenue [1]



Number of broadband competitors within Frontier's consumer footprint (%)
2+ competitors
1 competitor
No competition
1%
12%
Fiber
87%
13%
13%
Copper
74%
Fiber: 88% with 1 or no competitors
Copper: 87% with 1 or no competitors

Note: Fiber includes both the Base and the Expansion networks. All metrics shown are TTM through 1Q21 and adjusted for the sale of Northwest Operations
1. Broadband revenue across consumer and commercial customers

© Frontier Communications.

23

Frontier has unique advantages in deploying fiber

Frontier COMMUNICATIONS

Overlash aerial copper lines

~$30 benefit per location

Owned long haul transport

~$10 benefit per location

Utilize existing fiber; only replace existing distribution legacy copper

~$30 benefit per location

Existing conduit capacity

~$40 benefit per location


Faster build pace
and a ~20% cost
advantage

© Frontier Communications.

24

   Initial efforts bearing fruit…  7 consecutive quarters of positive consumer fiber net adds  Building fiber to new locations at an accelerating pace   Declining consumer fiber churn reflects improving customer experience  Covid  000s

…with substantial opportunity to unlock further value

Frontier COMMUNICATIONS

Secular decline in voice and copper continues

- Slow erosion through improved service delivery
- Ramp up copper to fiber conversion

Fiber subscriber base stabilized

- Drive increased demand, accelerate penetration gains

Continue conversion to broadband centric proposition

- ARPU improvement via product mix

Opportunity to substantially improve cost base

Key investments in long term growth

- Enterprise and Wholesale
- Consumer gross add acceleration



© Frontier Communications.

26

 Outlook for 2021    2020A  2021E  Adjusted EBITDA  $2.77B1  $2.40 - 2.50B  Capital Expenditures  $1.2B  ~$1.5B  2021 Fiber Builds – Current Plan      Locations    495,000  Cost per Location    ~$550  Note: Projected GAAP financial measures and reconciliations of projected non-GAAP financial measures are not provided herein because such GAAP financial measures are not available on a forward-looking basis and such reconciliations could not be derived without unreasonable effort. Adjusted EBITDA is a non-GAAP Financial measure. See Appendix for a reconciliation to the closest GAAP measure.

     Our priorities     Accelerating fiber build Strong customer propositions Operational excellence  Building Gigabit America  More to be shared during our August Investor Day

     Q1 2021 results and near-term outlook  Sheldon BruhaChief Financial Officer

 First quarter 2021 highlights   Seventh consecutive quarter of positive consumer fiber net adds  Consumer customer churn of 1.45%, outperforming recent quarters as operational improvements expand Financial results in-line with expectations    Total revenue  $1,676M    $60M  Net income    $670M  Adjusted EBITDA    $1,475M  Debt raised & refinanced in April  Key highlights

Key financial trends – remaining properties

Frontier COMMUNICATIONS

($ in Millions)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Data & Internet Services	$855	$849	$838	$834	$842
Voice Services	$529	$509	$500	$490	$487
Video Services	$212	$197	$186	$181	$169
Other	$108	$105	$103	$101	$95
Total Customer Revenue	**$1,704**	**$1,660**	**$1,627**	**$1,606**	**$1,593**
Consumer	$894	$874	$859	$857	$844
Commercial	$810	$786	$768	$749	$749
Total Customer Revenue	**$1,704**	**$1,660**	**$1,627**	**$1,606**	**$1,593**
Subsidy & Other Revenue[1]	$84	$94	$99	$89	$83
Total Revenue	**$1,788**	**$1,754**	**$1,726**	**$1,695**	**$1,676**
Adjusted Oper. Expenses[2]	$1,102	$1,051	$1,036	$1,002	$1,006
Adjusted EBITDA[2]	**$686**	**$703**	**$690**	**$693**	**$670**
Adjusted EBITDA Margin	**38.4%**	**40.1%**	**40.0%**	**40.9%**	**40.0%**

Data and Internet Services revenue showing benefits from improving fiber broadband performance

Adj. Operating expenses declined $96M vs prior year, reflecting continued cost disciplines and reduced video content costs

1. Includes $10M, $15M, and $5M of revenue from transition services performed for purchaser of Northwest Operations in Q2 20 through Q4 20. More detail can be found in our 2020 10-K.
2. Adjusted Operating Expenses and Adjusted EBITDA are non-GAAP measures. See Financial Appendix for a reconciliation of Net Income (loss) to Adjusted EBITDA and a reconciliation of Operating Expenses to Adjusted Operating Expenses.

© Frontier Communications.

31

   Capital spending update  CapEx Spend$384M in Q1 2021     ~100k fiber locations built in Q1 – well in excess of all builds completed in 2020 Ramping activities to deliver 495k new fiber locations in 2021  Accelerating our build capabilities

 No funded debt maturities until 2027, providing clear runway during implementation of our fiber builds.  Capital structure update  Maturity schedule at emergence1      $625M RCF  6.750% 2L notes    1L term loan    5.875% 2L takeback debt      5.000% 1L notes  Subsidiary debt    5.875% 1L notes    Other  $625  $2,825  $2,056  $1,800  Repriced term loan in April, attaining 125bp interest rate improvement  Includes $750M 2L takeback debt and $225M newly issued 1L term loan, both of which are issued and closed at emergence.

     34    Financial flexibility to execute our strategy  Significant liquidity including:$625M revolving credit facility $535M available, reduced by Letters of Credit~$800M post-emergence cash balance, including $225M from new term loan~2.2x net leverage at emergence, lowest among peer group                                                                                        ~$1.3B liquidity at emergence

     Conclusions  John StrattonExecutive Chairman of the Board

     36    Strong assets + attractive opportunity set + financial flexibility…  Critical telecommunications infrastructure with fiber-rich assetsStrong industry fundamentals and tailwinds Opportunities to invest in fiber and growthCommitment to improve customer experienceRestructured balance sheet provides flexibility                                                                                    … create the path forward

 Questions?

     Investor supplement

Key value drivers

Frontier COMMUNICATIONS

The Base Fiber Network

- **3.2M** passings, **41.5%** penetrated
- The Base Fiber Network is an established infrastructure asset, generating free cash flow today
- Comparable to cable, both on operational and valuation metrics
- Positive momentum in penetration, churn and ARPU
- Upside potential:
  - Drive penetration towards 50%
  - Further improve ARPU and churn
  - Deploy best practices to lower costs and strengthen margin

The Expansion Fiber Network

- Already executing on the initial expansion opportunities
- Initial 3.4M passings to be built at **24-30%** program IRR
- **~200k** locations built from Jan 2020 through 1Q 2021
- **~500k** total locations to be built in 2021
- Up to 6.7M incremental passings currently being evaluated
- The existing network footprint creates a substantial competitive advantage relative to competitors:
  - 12M copper passings to potentially convert to fiber
  - Scale and existing infrastructure lowers build cost by ~20% when compared to other overbuilders
  - Ability to build more quickly, reaching target project passings in less time

© Frontier Communications.

39

 Upside to current valuation  Copper  Base Fiber  The Base Fiber Network has upside from further penetration gains, driving near-term growth and value creation  Additional upside potential from ARPU gains and cost efficiencies

 Operating metrics   (Millions)  Q1 2020  Q22020  Q32020  Q4 2020  Q1 2021              Total Fiber Passings  3.2  3.2  3.2  3.3  3.4              Base Fiber Network            Consumer Base Fiber Passings  3.0  3.0  3.0  3.0  3.0  Total Base Fiber Passings  3.2  3.2  3.2  3.2  3.2  Base % Fiber Penetration  40.9%  41.1%  41.2%  41.4%  41.5%  Note: Estimate passings. Total includes both consumer and commercial locations

 Operating metrics, continued  Customer data in thousands  Q1 2020  Q2 2020  Q3 2020  Q4 2020  Q1 2021  Consumer KPIs            Customer accounts   3,373    3,341    3,305    3,264    3,234   Net adds   (39)   (32)   (36)   (42)   (30)  BB net adds   (13)   (10)   (14)   (22)   (11)  Churn  1.84%  1.63%  1.81%  1.67%  1.45%  ARPC   $ 87.9    $ 86.7    $ 86.2    $ 87.0    $ 86.6               Fiber Broadband (BB) KPIs            Consumer Customers  1,200  1,207  1,214  1,223  1,234  Business Customers   118   116  117  117  120  Consumer:            BB Net adds   10    7    7    9    11   BB Churn  1.97%  1.54%  1.81%  1.56%  1.40%  BB ARPU   $ 52.5    $ 52.4    $ 52.8    $ 54.5    $ 56.0               Copper Broadband (BB) KPIs            Consumer Customers   1,418    1,401    1,380    1,348    1,326   Business Customers   171  166  160  154  149  Consumer:            BB Net adds   (23)   (17)   (21)   (31)   (22)  BB Churn  2.36%  2.03%  2.11%  1.96%  1.63%  BB ARPU   $ 38.7    $ 39.1    $ 39.1    $ 39.3    $ 40.1

     Financial Appendix

2021 guidance

Frontier COMMUNICATIONS

	2020A	2021E
Adjusted EBITDA	$2.77B[1]	$2.40 - 2.50B
Cash taxes	$8M	~$50M
Cash interest expense	$612M	~$365M
Cash pension and OPEB, net of capitalization	$116M	~$120M
Capital expenditures	$1.2B	~$1.5B
2021 Fiber Expansion Builds	-	495,000
Cost per Location	-	~$550

Note: Excludes impacts from Fresh Start Accounting. Cash Pension impacted by deferrals from contemplated 2020 plan year pension funding waiver from PBGC/IRS. 2021 includes pension funding relief provided from the American Rescue Plan Act of 2021 (ARPA). Projected GAAP financial measures and reconciliations of projected non-GAAP financial measures are not provided herein because such GAAP financial measures are not available on a forward-looking basis and such reconciliations could not be derived without unreasonable effort.

1. Adjusted EBITDA is a non-GAAP Financial measure. See Appendix for a reconciliation to the closest GAAP measure.

© Frontier Communications.

44

Non-GAAP Financial Measures - Consolidated   ($ in Millions)  Q1 2020  Q22020  Q32020  Q4 2020  Q1 2021  Net Income (Loss)  (186)  (181)  15  (50)  60  Add back (Subtract):             Income Tax Expense (Benefit)  (23)  (57)  (11)  7  87   Interest Expense  383  160  121  98  89   Investment and Other (Income) Loss, Net  (5)  20  14  14  (2)   Pension Settlement Costs  103  56  -  -  -   Loss on Extinguishment of Debt  -  -  -  72  -   Reorganization Items, Net  -  142  131  136  25  Operating Income (Loss)  272  140  270  277  259  Depreciation and Amortization  415  397  392  394  387  EBITDA  $687  $537  $662  $671  $646  Add back:             Pension/OPEB Expense  23  23  24  20  23   Restructuring Costs and Other Charges  48  36  3  -  2   Stock-based Compensation Expense  1  1  1  -  (1)   Storm Related Insurance Proceeds  -  (1)  -  -  -   Loss on disposal of Northwest Operations  24  136  -  2  -  Adjusted EBITDA  $783  $732  $690  $693  $670              EBITDA Margin  35.6%  29.8%  38.4%  39.6%  38.5%  Adjusted EBITDA Margin  40.5%  40.6%  40.0%  40.9%  40.0%

 Non-GAAP Financial Measures – Remaining Properties   ($ in Millions)  Q1 2020  Q22020  Q32020  Q4 2020  Q12021  Net Income (Loss)  (283)  (210)  15  (50)  60  Add back (Subtract):             Income Tax Expense (Benefit)  (23)  (57)  (11)  7  87   Interest Expense  383  160  121  98  89   Investment and Other (Income) Loss, Net  (5)  20  14  14  (2)   Pension Settlement Costs  103  56  -  -  -   Loss on Extinguishment of Debt  -  -  -  72  -   Reorganization Items, Net  -  142  131  136  25  Operating Income (Loss)  175  111  270  277  259  Depreciation and Amortization  415  397  392  394  387  EBITDA  $590  $508  $662  $671  $646  Add back:             Pension/OPEB Expense  23  23  24  20  23   Restructuring Costs and Other Charges  48  36  3  -  2   Stock-based Compensation Expense  1  1  1  -  (1)   Storm Related Insurance Proceeds  -  (1)  -  -  -   Loss on disposal of Northwest Operations  24  136  -  2  -  Adjusted EBITDA  $686  $703  $690  $693  $670              EBITDA Margin  33.0%  29.0%  38.4%  39.6%  38.5%  Adjusted EBITDA Margin  38.4%  40.1%  40.0%  40.9%  40.0%

 Non-GAAP Financial Metrics - Consolidated   ($ in Millions)  Q1 2020  Q2 2020  Q3 2020  Q42020  Q1 2021  Total Operating Expenses  $1,661  $1,661  $1,456  $1,418  $1,417  Subtract:             Depreciation and Amortization  415  397  392  394  387   Loss on disposal of Northwest Operations  24  136  -  2  -   Pension/OPEB Expense  23  23  24  20  23   Restructuring Costs and Other Charges  48  36  3  -  2   Stock-based Compensation Expense  1  1  1  -  (1)   Storm Related Insurance Proceeds  -  (1)  -  -  -  Adjusted Operating Expenses  $1,150  $1,069  $1,036  $1,002  $1,006

 Non-GAAP Financial Metrics – Remaining Properties   ($ in Millions)  Q1 2020  Q2 2020  Q3 2020  Q42020  Q1 2021  Total Operating Expenses  $1,613  $1,643  $1,456  $1,418  $1,417  Subtract:             Depreciation and Amortization  415  397  392  394  387   Loss on disposal of Northwest Operations  24  136  -  2  -   Pension/OPEB Expense  23  23  24  20  23   Restructuring Costs and Other Charges  48  36  3  -  2   Stock-based Compensation Expense  1  1  1  -  (1)   Storm Related Insurance Proceeds  -  (1)  -  -  -  Adjusted Operating Expenses  $1,102  $1,051  $1,036  $1,002  $1,006

 Free Cash Flow    Quarterly Results           ($ in Millions)  Q12020  Q22020  Q32020  Q42020  Q12021  Net Cash from Operating Activities  $477  $473  $542  $497  $665   Capital Expenditures   (286)  (225)  (314)  (356)  (384)  Operating Free Cash Flow  $191  $248  $228  $141  $281    Trailing Four Quarters           ($ in Millions)  Q1 2020  Q2 2020  Q3 2020  Q42020  Q12021  Net Cash from Operating Activities  $1,703  $1,601  $1,897  $1,989  $2,177   Capital Expenditures   (1,207)  (1,157)  (1,153)  (1,181)  (1,279)  Operating Free Cash Flow  $496  $444  $744  $808  $898